Exhibit 10.41

RESTRICTED STOCK UNIT AWARD AGREEMENT
(2016 Long-Term Incentive Plan for Directors)

This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “AGREEMENT”) is made to be effective as of [ GRANT DATE ] (the date on which the COMMITTEE (as defined below) approves the award, referred to as the (“GRANT DATE”), by and between Abercrombie & Fitch Co., a Delaware corporation (the “COMPANY”), and [ PARTICIPANT NAME ], a non-employee director of the COMPANY or one of the COMPANY’s subsidiaries or affiliates (“PARTICIPANT”).
WITNESSETH:
WHEREAS, pursuant to the provisions of the 2016 Long-Term Incentive Plan for Directors of the COMPANY (the “PLAN”), the Compensation and Human Capital Committee (the “COMMITTEE”) of the Board of Directors of the COMPANY (the “BOARD”) administers the PLAN; and
WHEREAS, the COMMITTEE has determined that PARTICIPANT should be granted rights to receive [ SHARES GRANTED ] shares of Class A Common Stock, $0.01 par value, of the COMPANY (such rights, the “RESTRICTED STOCK UNITS”), subject to the restrictions, conditions and other terms set forth in this AGREEMENT;
NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:
1.    Grant of RESTRICTED STOCK UNITS. Pursuant to, and subject to, the terms and conditions set forth in this AGREEMENT and in the PLAN, the COMPANY hereby grants to PARTICIPANT [ SHARES GRANTED ] RESTRICTED STOCK UNITS of the COMPANY (subject to adjustment as provided in Section 11(c) of the PLAN and Section 5(F) of this AGREEMENT, if applicable). Each RESTRICTED STOCK UNIT shall represent the right to receive one issued and outstanding share of Class A Common Stock, $0.01 par value (the “SHARES”), of the COMPANY, but shall be subject to the restrictions, conditions and other terms set forth in this AGREEMENT.
2.    Terms and Conditions of the RESTRICTED STOCK UNITS.
(A)    RESTRICTED PERIOD. Except as provided under Sections 3 and 4 of this AGREEMENT, the period of restriction (the “RESTRICTED PERIOD”), after which the RESTRICTED STOCK UNITS shall become vested and no longer be subject to forfeiture to the COMPANY shall lapse upon the earlier of (i) the first anniversary of the GRANT DATE,(ii) the date of the next regularly scheduled annual meeting of stockholders, or (iii) the first date no longer serving in the Chairperson role, on a pro-rated basis, for that portion of time that has lapsed between the GRANT DATE and the first date no longer serving in the Chairperson role, if prior to the first anniversary of the GRANT DATE or the date of the next regularly scheduled annual meeting of stockholders; provided the PARTICIPANT is a non-employee director of the COMPANY on such date.
(B)    Non-Transferability of RESTRICTED STOCK UNITS. RESTRICTED STOCK UNITS may not be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of PARTICIPANT to any party (other than the COMPANY or a subsidiary or affiliate of the COMPANY) or assigned or transferred (whether by operation of law or otherwise) by PARTICIPANT, otherwise than by will or by the applicable laws of descent and distribution, and the RESTRICTED STOCK UNITS shall not be subject to execution, attachment or similar process.
(C)    Lapse of RESTRICTED PERIOD. Upon the lapse of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, as promptly as is reasonably practicable, and in no case later than March 15th of the year after the year the RESTRICTED PERIOD lapses, SHARES of the COMPANY shall be issued to PARTICIPANT and the COMPANY shall deliver a stock certificate or other appropriate documentation evidencing the number of SHARES of the COMPANY issued in settlement of such vested RESTRICTED STOCK UNITS to PARTICIPANT.
(D)    Tax Withholding. The COMPANY shall have the right to require PARTICIPANT to remit to the COMPANY an amount sufficient to satisfy any applicable federal, state, local and foreign tax withholding requirements in respect of the settlement of the RESTRICTED STOCK UNITS. Unless PARTICIPANT is notified otherwise, the COMPANY will withhold SHARES of the COMPANY otherwise deliverable upon settlement of the RESTRICTED STOCK UNITS having a FAIR MARKET VALUE (as defined in the PLAN) on the date of settlement equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable federal, state, local and foreign income, employment and wage tax laws). Pursuant to the PLAN, the COMPANY reserves the right to notify PARTICIPANT prior to settlement of the RESTRICTED STOCK UNITS, that in lieu of the foregoing, the COMPANY may require that the minimum amount that must be withheld to comply with applicable federal, state, local and foreign income, employment and wage tax laws) be settled in cash either: (i) through the sale, on PARTICIPANT’s behalf on the open market, of a number of SHARES of the COMPANY required to cover such amount or (ii) at PARTICIPANT’s option, through a direct cash payment by PARTICIPANT to the COMPANY to cover such amount.
(E)    Rights as Holder of RESTRICTED STOCK UNITS. With respect to these RESTRICTED STOCK UNITS, PARTICIPANT shall have no rights as a stockholder of the COMPANY (including no right to vote or receive dividends) with respect to any SHARES of the COMPANY until the date of issuance to PARTICIPANT of a certificate or other evidence of ownership representing such SHARES in settlement thereof. In addition, dividend equivalents will not be paid or payable with respect to the RESTRICTED STOCK UNITS subject to this AGREEMENT until such date of issuance.
3.    Change of Control. Unless the BOARD or the COMMITTEE provides otherwise prior to a “Change of Control” (as such term is defined in the PLAN), upon a Change of Control, Section 9 of the PLAN shall govern the treatment of the RESTRICTED STOCK UNITS.
4.    Effect of Termination of Service as a Director.
(A)    The grant of the RESTRICTED STOCK UNITS shall not confer upon PARTICIPANT any right to continue as a director of the COMPANY or any of the subsidiaries or affiliates of the COMPANY or interfere with or limit in any way the right of the COMPANY or any of the subsidiaries or affiliates of the COMPANY to modify the terms of or terminate the service of PARTICIPANT at any time in accordance with applicable law and the COMPANY’s or the subsidiary’s or affiliate’s governing corporate documents.
(B)    Except as the COMMITTEE may at any time provide, and subject to Section 4(E) of this AGREEMENT, if the service of PARTICIPANT as a director of the COMPANY and the subsidiaries and affiliates of the COMPANY is terminated for any reason other than death or “total disability” (as defined below) prior to the lapsing of the RESTRICTED

PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED STOCK UNITS shall be forfeited to the COMPANY.
(C)    If PARTICIPANT becomes totally disabled prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED PERIOD shall immediately lapse and the RESTRICTED STOCK UNITS shall become fully vested.
(D)    If PARTICIPANT dies while employed by the COMPANY or one of the subsidiaries or affiliates of the COMPANY prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED PERIOD shall immediately lapse and the RESTRICTED STOCK UNITS shall become fully vested.
(E)    For purposes of this AGREEMENT, “total disability” shall have the definition set forth in the Abercrombie & Fitch Co. Long Term Disability Plan, which definition is incorporated herein by reference.
5.    Restrictions on Transfers of SHARES. Anything contained in this AGREEMENT or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of SHARES of the COMPANY upon any settlement of the RESTRICTED STOCK UNITS until completion of any stock exchange listing or registration or other qualification of such SHARES under any state, federal or foreign law, rule or regulation as the COMPANY may consider appropriate; and may require PARTICIPANT in connection with the issuance of the SHARES to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the SHARES in compliance with applicable laws, rules and regulations. SHARES of the COMPANY issued and delivered upon settlement of the RESTRICTED STOCK UNITS shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable laws, rules and regulations.
6.    PLAN as Controlling; PARTICIPANT Acknowledgments. All terms and conditions of the PLAN applicable to the RESTRICTED STOCK UNITS which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling. PARTICIPANT acknowledges receipt of a copy of the PLAN and of the Prospectus related to the PLAN. PARTICIPANT also acknowledges that all decisions, determinations and interpretations of the COMMITTEE in respect of the PLAN, this AGREEMENT and the RESTRICTED STOCK UNITS shall be final, conclusive and binding on PARTICIPANT, all other persons interested in the PLAN and stockholders of the COMPANY.
7.    Governing Law. To the extent not preempted by applicable federal or foreign law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware.
8.    Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of PARTICIPANT enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.
9.    Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.
10.    Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.
11.    Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.
12.    Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and PARTICIPANT in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of PARTICIPANT, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. Other than as set forth in Section 11(e) of the PLAN, no change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.
13.    Successors and Assigns of the COMPANY. The obligations of the COMPANY under this AGREEMENT shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the COMPANY, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the COMPANY.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and PARTICIPANT has executed this AGREEMENT, in each case effective as of the GRANT DATE.

COMPANY:

ABERCROMBIE & FITCH CO.

By: _________________________
[Name]
    Title _________________________
[Title]

PARTICIPANT:

Printed Name:

[Participant Name]

Address:

[Acceptance Date]

5